SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2004

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                            Telecom HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-92613
                                    333-95807
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         Shares of Sprint Corporation--PCS Group (NYSE:PCS) and Sprint Corporation--FON Group (NYSE:FON) were previously included in Telecom HOLDRS and were traded as tracking stocks. As a result of a reclassification of shares, effective April 23, 2004, the PCS tracking stock was eliminated and each share of PCS common stock was automatically converted into .50 shares of FON common stock. Effective April 26, 2004 the share amount of Sprint Corporation (in the form of Sprint Corporation--FON Group shares) represented by a round lot of 100 Telecom HOLDRS was 9.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (c)   Exhibits

               99.1 Telecom HOLDRS Trust Prospectus Supplement dated June 30, 2004 to Prospectus dated July 3, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH, PIERCE, FENNER &
                                                    SMITH INCORPORATED


Date:  August 6, 2004                    By:   /s/ MITCHELL M. COX
                                               -----------------------
                                               Name:    Mitchell M. Cox
                                               Title:   Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Telecom HOLDRS Trust Prospectus Supplement dated June 30, 2004 to Prospectus dated July 3, 2003.